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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): December 17, 2005


                      WILLIAMS SCOTSMAN INTERNATIONAL, INC.
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             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


               033-78954                                52-1862719
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       (Commission File Number)           (I.R.S. Employer Identification No.)


        8211 TOWN CENTER DRIVE
          BALTIMORE, MARYLAND                            21236
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  (Address of principal executive offices)            (Zip Code)


                                 (410) 931-6000
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              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(d)      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  On December 17, 2005, Mr. Stephen A. Van Oss was elected to the board of directors (the "Board") of Williams Scotsman International, Inc. (the "Company"). Mr. Van Oss was also elected to the audit committee of the Board. Mr. James N. Alexander simultaneously resigned from the audit committee of the Board, but will remain as a director of the Company.

                  Mr. Van Oss is the Senior Vice President and the Chief Financial and Administrative Officer of WESCO International, Inc. ("WESCO"). From 2000 to July 2004 Mr. Van Oss served as the Vice President and Chief Financial Officer of WESCO. Mr. Van Oss also served as Director, Information Technology for WESCO from 1997 to 2000 and as Director, Acquisition Management for WESCO in 1997. From 1995 to 1996, Mr. Van Oss served as Chief Operating Officer and Chief Financial Officer of Paper Back Recycling of America, Inc.

                  The Company uses services from WESCO relating to plumbing, heating, air conditioning and electrical parts and supplies to maintain its fleet. The Company paid WESCO approximately $381,000, $646,000, $1,265,000, and $1,322,000 in 2002, 2003, 2004, and the first nine months of 2005, respectively, for such services.

ITEM 8.01.  OTHER EVENTS

                  On December 19, 2005, the Company issued a press release announcing that Mr. Van Oss was elected to the Board and to the audit committee of the Board. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein in its entirety by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

EXHIBIT                       DESCRIPTION
NUMBER
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         99.1   Press Release issued on December 19, 2005.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 19, 2005

                                       WILLIAMS SCOTSMAN INTERNATIONAL, INC.



                                       By: /s/ Robert C. Singer
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                                           Name:  Robert C. Singer
                                           Title: Executive Vice President
                                                  and Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT NUMBER                   TITLE
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          99.1   Press Release issued on December 19, 2005.








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